Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated February 12, 2016
to the
Prospectus and Statement of Additional Information (“SAI”) dated December 29, 2015 for Performance Trust Strategic Bond Fund and
Performance Trust Municipal Bond Fund (the “Funds”),
each a series of Trust for Professional Managers (the “Trust”)

Shares of the Performance Trust Strategic Bond Fund are offered pursuant to a separate prospectus and SAI dated February 1, 2016.  References to the Performance Trust Strategic Bond Fund in the Funds’ Prospectus and SAI dated December 29, 2015, should be disregarded in their entirety.

Please retain this supplement with your Prospectus and Statement of Additional Information